UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017 (May 25, 2017)

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Healthcare Trust, Inc.’s (the “Company”) 2017 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on May 25, 2017 and was adjourned for lack of quorum. The Annual Meeting was reconvened on May 31, 2017, where there were present, in person or by proxy, stockholders holding an aggregate of 44,808,085 shares of the Company’s common stock, out of a total number of 88,873,482 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

At the reconvened Annual Meeting, stockholders voted on (i) the election of Edward M. Weil, Jr., Lee M. Elman, Leslie D. Michelson, Edward G. Rendell and Elizabeth K. Tuppeny to the Company’s Board of Directors to serve until the 2018 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders elected all five nominees for director and ratified the appointment of KPMG. No other proposals were submitted to a vote of the Company’s stockholders at the reconvened Annual Meeting. The full results of the matters voted on at the reconvened Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward M. Weil, Jr.	39,466,518	1,702,169	3,639,398	*
Lee M. Elman	39,387,624	1,721,281	3,699,180	*
Leslie D. Michelson	39,222,852	1,913,879	3,671,354	*
Edward G. Rendell	38,688,804	2,404,218	3,715,063	*
Elizabeth K. Tuppeny	39,574,072	1,607,493	3,626,520	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-Votes
40,822,800	1,135,103	2,850,182	*

* No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: May 31, 2017	By:	/s/ W. Todd Jensen
W. Todd Jensen
Interim Chief Executive Officer and President